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EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of CombiMatrix Corporation (the "Company") on Form 10-K for the annual period ended December 31, 2007, as filed with the Securities and Exchange Commission on March 19, 2008 (the "Report"), I, Amit Kumar, Ph.D., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ AMIT KUMAR, PH.D. Amit Kumar, Ph.D. President and Chief Executive Officer (Principal Executive Officer) March 19, 2008

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  EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002